UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2018 (May 17, 2018)

HD SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35979	26-0486780
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3400 Cumberland Boulevard Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2018, HD Supply Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (“Annual Meeting”). Stockholders representing 156,760,913 shares, or 84%, of the Company’s common shares outstanding as of the March 21, 2018 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the Annual Meeting was described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on March 30, 2018. Final voting results are shown below.

PROPOSAL 1

AMENDMENT OF CERTIFICATE OF INCORPORATION

AND BY-LAWS TO DECLASIFY THE BOARD

Stockholders approved, by the affirmative vote of more than 75% of the outstanding record date shares present in person, electronically, or by proxy and entitled to vote, the amendment of the Company’s certificate of incorporation and by-laws to declassify the Company’s Board of Directors (the “Board”) and provide for the annual election of directors, provided that such amendments do not shorten the current term of any existing member of the Board.

VOTES FOR	149,810,955
VOTES AGAINST	14,944
ABSTENTIONS	49,792
BROKER NON-VOTES	6,885,222

PROPOSAL 2

ELECTION OF DIRECTORS

Stockholders elected, by a plurality of the votes cast, each of the following directors to serve a one-year term expiring at the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE

Scott D. Ostfeld	149,430,324	445,367	6,885,222
James A. Rubright	148,700,445	1,175,246	6,885,222
Lauren Taylor Wolfe	149,021,443	854,248	6,885,222

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified, by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote, the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending February 3, 2019.

VOTES FOR	155,893,460
VOTES AGAINST	857,149
ABSTENTIONS	10,304
BROKER NON-VOTES	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary